UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number   811-22080
                                                     -------------

                     First Trust Active Dividend Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                       1120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         --------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                      Date of fiscal year end:  November 30
                                               -------------

                   Date of reporting period:    May 31, 2010
                                             -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.





[LOGO OMITTED]    FIRST TRUST
[GRAPHIC OMITTED]

                                          SEMI-ANNUAL
                                          REPORT

                                          For the Six Months Ended
                                          May 31, 2010




                                          FIRST TRUST
                                          ACTIVE DIVIDEND
                                          INCOME FUND






[LOGO OMITTED]    AVIANCE
                  CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                  FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2010

Shareholder Letter                                                        1
At A Glance                                                               2
Portfolio Commentary                                                      3
Portfolio of Investments                                                  8
Statement of Assets and Liabilities                                      12
Statement of Operations                                                  13
Statements of Changes in Net Assets                                      14
Financial Highlights                                                     15
Notes to Financial Statements                                            16
Additional Information                                                   20


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2010

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Active Dividend Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success. You may want to talk to your advisor about the other investments we offer that might fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Active Dividend Income Fund


                                                                          Page 1
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FIRST TRUST ACTIVE DIVIDEND INCOME FUND
"AT A GLANCE"
AS OF MAY 31, 2010 (UNAUDITED)


-------------------------------------------------------------------------
Fund Statistics
-------------------------------------------------------------------------
Symbol on New York Stock Exchange                                     FAV
Common Share Price                                                 $10.23
Common Share Net Asset Value ("NAV")                                $9.66
Premium (Discount) to NAV                                           5.90%
Net Assets Applicable to Common Shares                        $74,920,629
Current Quarterly Distribution per Common Share (1)               $0.3200
Current Annualized Distribution per Common Share                  $1.2800
Current Distribution Rate on Closing Common Share Price (2)        12.51%
Current Distribution Rate on NAV (2)                               13.25%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                         [DATA POINTS REPRESENTED IN CHART]

                                  Common Share Price     NAV
                       5/31/2009          9.99           9.86
                       6/5/2009          10.20          10.06
                       6/12/2009         11.65          10.15
                       6/19/2009          9.92           9.79
                       6/26/2009         10.70           9.78
                       7/2/2009          11.12           9.59
                       7/10/2009         10.81           9.36
                       7/17/2009         11.89          10.02
                       7/24/2009         10.71           9.96
                       7/31/2009         11.29          10.01
                       8/7/2009          11.63          10.18
                       8/14/2009         11.55          10.05
                       8/21/2009         10.62          10.23
                       8/28/2009         11.56          10.26
                       9/4/2009          10.81          10.16
                       9/11/2009         11.64          10.43
                       9/18/2009         11.45          10.68
                       9/25/2009         12.35          10.50
                       10/2/2009         12.11          10.29
                       10/9/2009         12.91          10.82
                       10/16/2009        13.98          10.93
                       10/23/2009        12.63          10.41
                       10/30/2009        10.94           9.96
                       11/6/2009         12.38          10.24
                       11/13/2009        11.90          10.55
                       11/20/2009        11.79          10.45
                       11/27/2009        12.10          10.46
                       12/4/2009         12.07          10.57
                       12/11/2009        12.27          10.63
                       12/18/2009        12.42          10.67
                       12/24/2009        12.70          10.94
                       12/31/2009        12.62          10.85
                       1/8/2010          13.23          11.10
                       1/15/2010         13.39          10.99
                       1/22/2010         12.19          10.12
                       1/29/2010         12.40           9.84
                       2/5/2010          11.47           9.81
                       2/12/2010         12.31          10.02
                       2/19/2010         12.27          10.40
                       2/26/2010         12.58          10.31
                       3/5/2010          13.35          10.66
                       3/12/2010         13.44          10.71
                       3/19/2010         13.68          10.67
                       3/26/2010         13.58          10.72
                       4/1/2010          14.16          10.89
                       4/9/2010          14.57          11.04
                       4/16/2010         13.30          11.03
                       4/23/2010         12.27          10.90
                       4/30/2010         11.98          10.58
                       5/7/2010          11.73           9.78
                       5/14/2010         11.30          10.05
                       5/21/2010          9.75           9.56
                       5/31/2010         10.23           9.66


--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------
                                                               Average Annual
                                                               Total Return
                         6 Months Ended   One Year Ended   Inception (9/20/2007)
                           5/31/2010         5/31/2010         to 5/31/2010
FUND PERFORMANCE (3)
NAV                         -1.63%             13.98%              -9.70%
Market Value                -9.68%             19.13%              -9.32%

INDEX PERFORMANCE
Russell 1000 Value Index     2.32%             22.32%              -9.09%
S&P 500 Index                0.41%             20.99%              -9.58%
--------------------------------------------------------------------------------


------------------------------------------------------------
                                                 % of Total
Top 10 Holdings                                 Investments
------------------------------------------------------------
 Intel Corp.                                        2.9%
 Broadcom Corp., Class A                            2.8
 Canadian Imperial Bank of Commerce                 2.8
 General Electric Co.                               2.7
 Kinder Morgan Energy Partners, L.P.                2.6
 Annaly Capital Management, Inc.                    2.5
 Johnson Controls, Inc.                             2.5
 Merck & Co., Inc.                                  2.3
 PepsiCo, Inc.                                      2.1
 Reynolds American, Inc.                            2.1
------------------------------------------------------------
     Total                                         25.3%
                                               =============


------------------------------------------------------------
                                                 % of Total
Sector Allocation                               Investments
------------------------------------------------------------
 Financials                                        23.4%
 Energy                                            17.7
 Information Technology                            15.1
 Industrials                                       13.1
 Consumer Discretionary                            12.0
 Consumer Staples                                   7.8
 Telecommunication Services                         3.1
 Utilities                                          3.1
 Materials                                          2.4
 Health Care                                        2.3
------------------------------------------------------------
      Total                                       100.0%
                                               =============


(1) Most recent distribution paid or declared through 5/31/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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                        PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------


                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT


SUB-ADVISOR

Aviance Capital Management, LLC, ("Aviance") a registered investment advisor, is the Sub-Advisor to the First Trust Active Dividend Income Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward
C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Fund's portfolio utilizing a team made up of Christian C. Bertelsen, James R. Neel, Edward C. Bertelsen and Mark Belanian. The team has approximately six years of experience working together and approximately 80 years of cumulative industry experience.



PORTFOLIO MANAGEMENT TEAM

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has over 41 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA, Portfolio Manager

James R. Neel, CFA, has over 30 years of experience in investment management. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN, Portfolio Manager - Research

Edward C. Bertelsen has over 14 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, Portfolio Analyst

Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005, and worked with Christian Bertelsen during Mr. Bertelsen's time at Phoenix Investment Counsel. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND

The primary investment objective of the First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------


MARKET RECAP

This section discusses the primary factors which impacted FAV's two integrated objectives throughout the six months ended May 31, 2010.

THE "V" SHAPED RECOVERY BECOMES A SQUARED ROOT [GRAPHIC OMITTED]

In the Fund's last Annual Report, we noted the potential for a "Square Root" shaped recovery for U.S. equity markets from the lows of early March 2009. As suggested, the start of the six-month reporting period marked the end of the "V-shaped" recovery and equity charts looked more like the flat portion of the "Square Root" recovery.

The Russell 1000 Value Index ("Russell"), the Fund's primary benchmark, rose 2.32% between November 30, 2009 and May 31, 2010. The S&P 500 Index ("S&P 500"), one of the Fund's secondary benchmarks, rose 0.41% for the same period. Holding these benchmarks for the entire period was close to a break even proposition, although both indices saw peak-to-trough swings of approximately 17%.

Two corrections - a mild one in January/February 2010 and a sharp one in May 2010 - were responsible for these lackluster equity returns. The intervening periods saw healthy price appreciation based on healthy investor confidence.

The appearance of these two price drops, and the severity of the May correction, didn't foretell a "double-dip" recession, as a portion of the popular media predicted, but it did mark the end of the "easy" money made during the "V-shaped" recovery. Confirmation that investor sentiment had shifted from optimistic to pessimistic was provided by the return of spikes in the CBOE Volatility Index (VIX), which measures S&P 500 options pricing as a proxy for equity volatility.

Short, sharp corrections are historically a feature of strong bull markets. In this case, they turned a period of double digit returns into a period of nominal gains.

LEADERSHIP QUALITY CHANGES

Prior to the reporting period, companies with lower quality balance sheets and smaller capitalizations led the equity market recovery from the bottom - these are not the companies the Fund typically invests in.

November 2009 saw a change in the type of stocks that led the Russell benchmark higher. Markets recognized that many of the larger companies that had weathered the recession with quality fundamentals intact were looking undervalued. Since FAV has continually maintained a high quality, dividend-centric emphasis, we welcomed the re-enforcement of the Fund's strategy in November and December, as after 6 long months, quality became an important focus for the markets. Names previously considered "boring" and dividend rotation "sleeves" that appeared out of fashion a few months ago began showing capital appreciation in addition to their dividend income.

CORPORATE EARNINGS

A slow start to the earnings reporting season helped to create the January/February "mini" correction. By the end of the reporting season, it was clear that most U.S. companies had enjoyed another successful period. Not only did most earnings reports beat estimates, but revenues were generally reported ahead of expectations. Prior year earnings had been easy to beat as companies cut expenses; a glance at unemployment numbers showed where a great deal of corporate expenditure has been cut. But rising revenues during the reporting period suggested that the economic recovery was translating into tangible sales.

EUROPEAN CREDIT CRISIS

Concerns regarding sovereign debt and deficits in the Euro Zone sparked the May correction. Although this was essentially a credit issue, primarily affecting the banking sector, markets worried about its effect on growth in developed countries. It proved to be a stern reminder of our own domestic credit crisis of 2008 and stocks reacted accordingly.

As we ended the reporting period, U.S. equity indices were at, or below, historical Price/Earnings ratios and approaching attractive valuations, in our opinion, assuming growth continues at a reasonable pace. Many of the companies that the Fund typically invests in had built strong balance sheets and cash positions. These appeared to provide a floor to the price correction.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------


DIVIDEND RECAP

On April 5, 2010, Standard & Poor's announced that of approximately 7,000 publicly-owned companies that report dividend information to Standard & Poor's, 399 companies increased their dividend payment during the first quarter of 2010 against 48 companies that decreased their dividend.

In a press release issued by Standard & Poor's, Howard Silverblatt, Senior Index Analyst at S&P Indices, said he believed that the first quarter represents a rebirth of dividends in the U.S. domestic market. We believe this speaks to the higher confidence that boards of directors are placing in both the economic recovery and their companies' future earnings ability. The press release also stated that dividends now have a higher coverage ratio from earnings than seen last year at this time. And finally, the press release stated there was a 16% increase in the number of issues covering their dividends, and a 31% decrease in those still not covering their dividend payments. As a Fund which generates income from the capture of dividend payments, this is positive news.

PERFORMANCE ANALYSIS

The net asset value ("NAV") total return1 of the Fund for the six months ended May 31, 2010 was -1.63%. Over the same period, the total return of the Russell was 2.32%, while our secondary benchmark indices, the S&P 500 and the Dow Jones Select Dividend Index (DVY), returned 0.41% and 5.43%, respectively.

NAV PERFORMANCE

The Fund's NAV lagged the Russell by approximately 4%. This underperformance occurred in the last few months of the period and was primarily the result of:

     - The Fund's exposure to Emerging Equity Markets: During the last few months of the reporting period, Emerging Markets significantly underperformed U.S. equities. FAV has more exposure to Emerging Markets than found within U.S. equity indices.

     - The Fund's exposure to Energy: During the last few months of the reporting period, the Oil & Gas components of FAV suffered capital depreciation ahead of the benchmark. Traditionally, Oil & Gas companies are strong dividend payers and we believe the downward trend could reverse in the near future.

     - The Fund's lack of exposure to Financials: FAV's managers are still cautious with regard to the Financial sector. Dividend payouts are still depressed and questions continue to exist regarding balance sheet strength. The Russell benefitted from the outperformance of the Financial sector in the last few months of the first calendar quarter of 2010 to a much larger degree than FAV did.

PRICE PERFORMANCE

The Fund's market value provided a total return(1) of -9.68% during the reporting period. This drop was likely largely due to the announcement in April that FAV would cut its dividend distribution to reflect a balance between high current income and NAV growth potential as market conditions allow. The change in the dividend also provides additional flexibility for the Fund to take advantage of the tax efficiency offered by its current capital loss carry-forward amount, in that realized short-term gains, up to the capital loss carry-forward amount, can be reinvested by the Fund instead of being distributed as taxable ordinary income to Fund shareholders. The last few years have been exceptionally volatile and up until April, FAV has maintained its dividend through all the market distractions, even though, at times, this meant paying income of approximately 20% plus on NAV.

Although the reduced dividend has likely lowered the average premium at which the Fund's shares have traded over the past three months, the Fund's Sub-Advisor feels this policy change will be beneficial to shareholders over the medium- to long-term.




-----------------
1 Total Return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in common share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------


MARKET & FUND OUTLOOK

We see economic and corporate fundamentals continuing to improve, although at a reduced rate. For future quarters, significant earnings and revenue improvement will become harder to maintain due to the improvements already reported in the corresponding previous quarters. In our opinion, this is because for the last two years, quarterly results have been easy to view as positive as the corresponding prior year results were so bad (and guidance was generally negative.) With a year or so of improving company results, it will be harder for the market, we believe, to take a positive view on the coming reporting season. Moreover, the market is now expecting continued improvement and is not as impressed with "better than last year" results. Corporate performance levels are now approaching levels prior to the recession and should, we believe, level off.


The effect this has on the equity indices, mentioned above as benchmarks for the Fund, will to a large extent depend on how much the market has already assumed corporate profits will continue to rise.

- On an emotional level, the market may treat any slowdown in improvement as a sign the recovery is over; the recovery had too much tied to prices and stock prices need to fall accordingly.

- On a numerical basis, current Price/Earnings ratios are low enough for us to believe that most of the current earnings recovery is close to priced in to equity markets. Assuming earnings continue to improve, albeit at a lower rate, there is room for some price appreciation in many equity sectors as increases in earnings push stock prices upwards in order to maintain Price/Earnings ratios.

Although equity prices tend to follow fundamentals over the long term, investor sentiment drives markets in the short term. The "Great Debt & Derivative Unwind" is not yet over; a fact the recent European Crisis brought back into clear focus. There remains the distinct possibility of sudden and painful drops in global equity prices if and when investor sentiment decides to prioritize bad news, wherever it originates from.

One area of concern for the Fund's Sub-Advisor is the manner in which machine-based, or programmed trading, has intensified the volatility of equity markets. How does this affect the Fund? We believe it obscures medium- and long-term trends from investor view by spotlighting "localized" events and creating short-term counter-trends. At some stage, longer-term trends and fundamentals should resume their importance in equity markets. This should benefit those asset managers whose investment discipline is based on fundamentals.

SO WHAT DO WE SEE AS THE FUNDAMENTAL EQUITY MARKET TREND FROM HERE?

We have positioned the Fund's portfolio to invest in those companies that benefit from international revenues, primarily seeking domestic companies that receive a portion (50% or more) of their revenues from overseas. This is based on the belief that emerging market growth and balance sheet strength will be a significant driver for global growth. In our opinion, developed nations have now stabilized and can expect a reasonable level of growth; however, the exciting opportunities lie in emerging markets, we believe.

Although this positioning underperformed during the reporting period for the Fund as fiscal tightening in emerging markets and European austerity measures made investors believe economic growth would slow markedly, these measures are expected to be positive in the medium- to long-term and the Fund should benefit accordingly.

Moreover, this theme fits well with the overall investment discipline of the
Fund: quality balance sheets and businesses. U.S. companies still lead the world in productivity, financing, branding and management excellence. "Investing in Emerging Markets by Investing in U.S. Companies" summarizes our current investment theme.

INFLATION & INTEREST RATES

For 12 months or more, the demand for income-producing investments has increased, driving bond and income-producing equity investment prices upwards. At the same time, the U.S. Government has taken the opportunity to issue debt at historically low interest rates.

At some stage in the future, interest rates should rise and the price of bonds should fall accordingly. This will most likely be initiated by rising inflation created by the amount of liquidity being pumped into the economy at low interest rates. Even though price inflation is currently near zero (disinflation but not deflation yet) and various deflationary features exist in the economy, unemployment being a significant example, we are not currently planning for significant deflation and the pressures this may bring.

-------------------------------------------------------------------------------
                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
-------------------------------------------------------------------------------


Meaningful interest rate rises are probably more than one year away due to the various economic factors which incentivize the government to keep interest rates low and the fact that U.S. debt is still seen as the safest asset class.

When interest rates do rise, the Fund should benefit from the demand for income switching from fixed-income to equity-based income as bond prices fall. Additionally, rising interest rates are commonly a positive factor for the types of companies in which FAV invests.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A)
MAY 31, 2010 (UNAUDITED)


  SHARES                       DESCRIPTION                           VALUE
 --------     ---------------------------------------------     ---------------

COMMON STOCKS - 91.5%

              AEROSPACE & DEFENSE - 4.9%
   10,000     Boeing (The) Co.                                   $      641,800
   15,000     Honeywell International, Inc.                             641,550
   15,000     Lockheed Martin Corp.                                   1,198,800
   15,000     Northrop Grumman Corp.                                    907,350
    5,000     Raytheon Co.                                              262,050
                                                                 ______________
                                                                      3,651,550
                                                                 ______________

              AUTO COMPONENTS - 3.1%
   10,000     Autoliv, Inc.                                             475,000
   65,000     Johnson Controls, Inc.                                  1,854,450
                                                                 ______________
                                                                      2,329,450
                                                                 ______________

              AUTOMOBILES - 1.1%
   70,000     Ford Motor Co. (b)                                        821,100
                                                                 ______________

              BEVERAGES - 3.2%
    1,000     Coca-Cola (The) Co.                                        51,400
   20,000     Dr Pepper Snapple Group, Inc.                             757,200
   25,000     PepsiCo, Inc.                                           1,572,250
                                                                 ______________
                                                                      2,380,850
                                                                 ______________

              CAPITAL MARKETS - 1.2%
   18,000     Northern Trust Corp.                                      914,580
                                                                 ______________

              CHEMICALS - 0.5%
   40,000     Huntsman Corp.                                            399,200
                                                                 ______________

              COMMERCIAL BANKS - 6.6%
   15,000     Bank of Montreal (The)                                    588,300
   10,000     Canadian Imperial Bank of Commerce                      2,031,300
   30,000     PNC Financial Services Group, Inc.                        941,250
   20,000     Toronto-Dominion (The) Bank                             1,369,400
                                                                 ______________
                                                                      4,930,250
                                                                 ______________

              COMMUNICATIONS EQUIPMENT - 1.6%
   25,000     Harris Corp.                                            1,172,750
                                                                 ______________

              COMPUTERS & PERIPHERALS - 4.2%
    3,000     Apple, Inc. (b)                                           771,480
   20,000     EMC Corp. (b)                                             372,400
   70,000     NCR Corp. (b)                                             929,600
   20,000     SanDisk Corp. (b)                                         932,400
   10,000     Seagate Technology (b)                                    153,600
                                                                 ______________
                                                                      3,159,480
                                                                 ______________

              CONSTRUCTION & ENGINEERING - 0.3%
    5,000     Fluor Corp.                                               234,600
                                                                 ______________

              CONSUMER FINANCE - 0.6%
    7,000     American Express Co.                                      279,090
    5,000     Capital One Financial Corp.                               206,500
                                                                 ______________
                                                                        485,590
                                                                 ______________

              DISTRIBUTORS - 1.6%
   30,000     Genuine Parts Co.                                       1,218,300
                                                                 ______________

              DIVERSIFIED FINANCIAL SERVICES - 3.8%
   50,000     Bank of America Corp.                                     787,000
  350,000     Citigroup, Inc. (b)                                     1,386,000
   17,000     JPMorgan Chase & Co.                                      672,860
                                                                 ______________
                                                                      2,845,860
                                                                 ______________


Page 8               See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)


  SHARES                       DESCRIPTION                           VALUE
 --------     ---------------------------------------------     ---------------

COMMON STOCKS - (CONTINUED)

              DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
   18,100     AT&T, Inc.                                         $      439,830
   20,000     Iowa Telecommunications Services, Inc.                    333,200
   16,000     Verizon Communications, Inc.                              440,320
   45,000     Windstream Corp.                                          480,150
                                                                 ______________
                                                                      1,693,500
                                                                 ______________

              ELECTRIC UTILITIES - 2.4%
   40,000     Pepco Holdings, Inc.                                      645,200
   45,000     PPL Corp.                                               1,161,450
                                                                 ______________
                                                                      1,806,650
                                                                 ______________

              ELECTRICAL EQUIPMENT - 0.3%
    5,000     Cooper Industries PLC                                     234,850
                                                                 ______________

              ENERGY EQUIPMENT & SERVICES - 1.5%
   20,000     Schlumberger Ltd.                                       1,123,000
                                                                 ______________

              FOOD PRODUCTS - 0.7%
   10,000     Kellogg Co.                                               534,300
                                                                 ______________

              GAS UTILITIES - 0.7%
   10,000     National Fuel Gas Co.                                     486,000
                                                                 ______________

              HOTELS, RESTAURANTS & LEISURE - 3.0%
   25,000     Carnival Corp.                                            905,750
   20,000     McDonald's Corp.                                        1,337,400
                                                                 ______________
                                                                      2,243,150
                                                                 ______________

              HOUSEHOLD PRODUCTS - 1.3%
   15,000     Clorox (The) Co.                                          942,300
                                                                 ______________

              INDUSTRIAL CONGLOMERATES - 3.3%
  120,000     General Electric Co.                                    1,962,000
   15,000     Tyco International Ltd.                                   542,850
                                                                 ______________
                                                                      2,504,850
                                                                 ______________

              INSURANCE - 7.3%
   10,000     Aflac, Inc.                                               443,000
   15,000     Hartford Financial Services Group (The), Inc.             376,050
   10,000     Lincoln National Corp.                                    264,600
   33,000     Metlife, Inc.                                           1,336,170
   25,000     Prudential Financial, Inc.                              1,442,750
   10,000     Alterra Capital Holdings Ltd.                             187,100
   80,000     XL Capital Ltd., Class A                                1,408,800
                                                                 ______________
                                                                      5,458,470
                                                                 ______________

              MACHINERY - 3.2%
   20,000     Cummins, Inc.                                           1,359,600
   10,000     Illinois Tool Works, Inc.                                 464,300
   10,000     Parker Hannifin Corp.                                     614,600
                                                                 ______________
                                                                      2,438,500
                                                                 ______________

              MEDIA - 2.0%
  100,000     Regal Entertainment Group, Class A                      1,524,000
                                                                 ______________

              METALS & MINING - 1.8%
   20,000     Southern Copper Corp.                                     590,000
    6,000     BHP Billiton Ltd., ADR                                    389,040
   12,500     Vale S.A., ADR                                            339,875
                                                                 ______________
                                                                      1,318,915
                                                                 ______________


                 See Notes to Financial Statements                        Page 9

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)


  SHARES                       DESCRIPTION                           VALUE
 --------     ---------------------------------------------     ---------------

COMMON STOCKS - (CONTINUED)

              MULTILINE RETAIL - 0.4%
   35,000     Saks, Inc. (b)                                     $      321,300
                                                                 ______________

              OIL, GAS & CONSUMABLE FUELS - 9.4%
   10,000     Anadarko Petroleum Corp.                                  523,300
   40,000     Atlas Energy, Inc. (b)                                  1,235,200
   10,000     Cimarex Energy Co.                                        734,800
   20,000     Copano Energy LLC                                         490,600
   15,000     Devon Energy Corp.                                        957,750
   30,000     Encana Corp.                                              925,500
    2,000     Frontline Ltd.                                             65,780
   15,000     Nordic American Tanker Shipping Ltd.                      426,000
   75,000     Pengrowth Energy Trust                                    711,000
   20,000     Penn West Energy Trust                                    384,000
    5,000     Total S.A., ADR                                           233,150
   15,000     Vanguard Natural Resources LLC                            319,200
                                                                 ______________
                                                                      7,006,280
                                                                 ______________

              PHARMACEUTICALS - 2.2%
   50,000     Merck & Co., Inc.                                       1,684,500
                                                                 ______________

              REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.4%
   15,000     Rayonier, Inc.                                            673,200
  110,000     Annaly Capital Management, Inc.                         1,865,600
                                                                 ______________
                                                                      2,538,800
                                                                 ______________

              ROAD & RAIL - 0.8%
   10,000     Canadian National Railway Co.                             573,700
                                                                 ______________

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
    2,500     Analog Devices, Inc.                                       72,925
   60,000     Broadcom Corp., Class A                                 2,071,200
  100,000     Intel Corp.                                             2,142,000
   10,000     Microchip Technology, Inc.                                278,500
   12,000     National Semiconductor Corp.                              168,600
    5,000     Skyworks Solutions, Inc. (b)                               79,650
                                                                 ______________
                                                                      4,812,875
                                                                 ______________

              SOFTWARE - 2.6%
   25,000     Microsoft Corp.                                           645,000
   11,000     Salesforce.com, Inc. (b)                                  951,830
    5,000     VMware, Inc., Class A (b)                                 331,050
                                                                 ______________
                                                                      1,927,880
                                                                 ______________

              SPECIALTY RETAIL - 0.5%
   10,000     Home Depot (The), Inc.                                    338,600
                                                                 ______________

              TOBACCO - 2.5%
    4,000     Altria Group, Inc.                                         81,160
    2,500     Lorillard, Inc.                                           178,725
    1,000     Philip Morris International, Inc.                          44,120
   30,000     Reynolds American, Inc.                                 1,564,200
                                                                 ______________
                                                                      1,868,205
                                                                 ______________

              WIRELESS TELECOMMUNICATION SERVICES - 0.8%
   30,000     Vodafone Group PLC, ADR                                   603,000
                                                                 ______________

              TOTAL COMMON STOCKS - 91.5%                            68,527,185
              (Cost $70,967,325)                                 ______________


Page 10               See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)


 SHARES/
  UNITS                       DESCRIPTION                           VALUE
 --------     ---------------------------------------------     ---------------

MASTER LIMITED PARTNERSHIPS - 6.4%

              OIL, GAS & CONSUMABLE FUELS
   30,000     Enterprise Products Partners, L.P.                 $    1,008,000
   25,000     Genesis Energy, L.P.                                      442,000
   30,000     Kinder Morgan Energy Partners, L.P.                     1,905,000
   12,000     Natural Resource Partners, L.P.                           268,920
   15,000     Niska Gas Storage Partners LLC (b)                        282,750
   45,000     Penn Virginia GP Holdings, L.P.                           803,250
    5,000     Targa Resource Partners, L.P.                             113,250
                                                                 ______________
              TOTAL MASTER LIMITED PARTNERSHIPS                       4,823,170
              (Cost $5,016,896)                                  ______________

              TOTAL INVESTMENTS - 97.9%                              73,350,355
              (Cost $75,984,221) (c)

              NET OTHER ASSETS AND LIABILITIES - 2.1%                 1,570,274
                                                                 ______________
              NET ASSETS - 100.0%                                $   74,920,629
                                                                 ==============

--------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $527,937 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,161,803.

ADR - American Depositary Receipt


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                     LEVEL 2           LEVEL 3
                                                     LEVEL 1       SIGNIFICANT        SIGNIFICANT
                                 TOTAL VALUE         QUOTED        OBSERVABLE        UNOBSERVABLE
                                 AT 5/31/2010        PRICES          INPUTS            INPUTS
                                -------------      ----------      -----------       ------------
Common Stocks*                   $ 68,527,185     $ 68,527,185       $     -           $     -
Master Limited Partnerships*        4,823,170        4,823,170             -                 -
                                 ____________     ____________       _______           _______
Total Investments                $ 73,350,355     $ 73,350,355       $     -           $     -
                                 ============     ============       =======           =======

* See the Portfolio of Investments for industry breakout.


                 See Notes to Financial Statements                       Page 11

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2010 (UNAUDITED)


ASSETS:
Investments, at value
    (Cost $75,984,221)                                                                        $   73,350,355
Cash                                                                                                 805,926
Prepaid expenses                                                                                      17,667
Receivables:
    Investment securities sold                                                                    21,542,315
    Dividends                                                                                      1,237,093
    Interest                                                                                             120
                                                                                              ______________
       Total Assets                                                                               96,953,476
                                                                                              ______________

LIABILITIES:
Payables:
    Investment securities purchased                                                               21,863,108
    Investment advisory fees                                                                          65,776
    Audit and tax fees                                                                                22,823
    Offering costs                                                                                    27,790
    Legal fees                                                                                        14,488
    Custodian fees                                                                                    12,520
    Printing fees                                                                                     11,513
    Trustees' fees and expenses                                                                        6,380
    Administrative fees                                                                                5,833
    Transfer agent fees                                                                                2,512
Other liabilities                                                                                        104
                                                                                              ______________
       Total Liabilities                                                                          22,032,847
                                                                                              ______________
NET ASSETS                                                                                    $   74,920,629
                                                                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                                                                                $ 144,134,825
Par value                                                                                             77,542
Accumulated net investment income (loss)                                                             844,032
Accumulated net realized gain (loss) on investments                                              (67,501,904)
Net unrealized appreciation (depreciation) on investments                                         (2,633,866)
                                                                                              ______________
NET ASSETS                                                                                    $   74,920,629
                                                                                              ==============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                          $         9.66
                                                                                              ==============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)        7,754,224
                                                                                              ==============


Page 12               See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2010 (UNAUDITED)


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $102,081)                                        $    5,916,037
Interest                                                                                                 526
                                                                                              ______________
    Total investment income                                                                        5,916,563
                                                                                              ______________

EXPENSES:
Investment advisory fees                                                                             399,207
Excise tax expense                                                                                    75,000
Administrative fees                                                                                   44,999
Custodian fees                                                                                        38,682
Printing fees                                                                                         26,610
Trustees' fees and expenses                                                                           19,457
Legal fees                                                                                            19,149
Audit and tax fees                                                                                    18,324
Offering costs                                                                                        17,267
Transfer agent fees                                                                                    9,772
Other                                                                                                 21,477
                                                                                              ______________
    Total expenses                                                                                   689,944
                                                                                              ______________
NET INVESTMENT INCOME (LOSS)                                                                       5,226,619
                                                                                              ______________

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                           (3,389,346)
Net change in unrealized appreciation (depreciation) on investments                               (3,384,000)
                                                                                              ______________
NET REALIZED AND UNREALIZED GAIN (LOSS)                                                           (6,773,346)
                                                                                              ______________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $   (1,546,727)
                                                                                              ==============

                 See Notes to Financial Statements                       Page 13

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                                SIX MONTHS
                                                                                                   ENDED               YEAR
                                                                                                 5/31/2010             ENDED
                                                                                                (UNAUDITED)         11/30/2009
                                                                                              ---------------    ----------------
OPERATIONS:
Net investment income (loss)                                                                  $    5,226,619      $  13,693,715
Net realized gain (loss) on investments                                                           (3,389,346)         1,048,844
Net change in unrealized appreciation (depreciation) on investments                               (3,384,000)        (2,413,505)
                                                                                              ______________      _____________
Net increase (decrease) in net assets resulting from operations                                   (1,546,727)        12,329,054
                                                                                              ______________      _____________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                             (5,953,921)       (13,276,526)
                                                                                              ______________      _____________
Total distributions to shareholders                                                               (5,953,921)       (13,276,526)
                                                                                              ______________      _____________

CAPITAL TRANSACTIONS:
Proceeds from sale of Common Shares sold through shelf offering                                    6,004,407            354,746
Proceeds from Common Shares reinvested                                                               220,580            332,606
                                                                                              ______________      _____________
Net increase (decrease) in net assets resulting from capital transactions                          6,224,987            687,352
                                                                                              ______________      _____________

Total increase (decrease) in net assets                                                           (1,275,661)          (260,120)

NET ASSETS:
Beginning of period                                                                               76,196,290         76,456,410
                                                                                              ______________      _____________

End of period                                                                                 $   74,920,629      $  76,196,290
                                                                                              ==============      =============
Accumulated net investment income (loss) at end of period                                     $      844,032      $   1,571,334
                                                                                              ==============      =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period                                                               7,267,804          7,205,236
Common Shares sold through shelf offering                                                            467,383             29,820
Common Shares issued as reinvestment under the Dividend Reinvestment Plan                             19,037             32,748
                                                                                              ______________      _____________
Common Shares at end of period                                                                     7,754,224          7,267,804
                                                                                              ==============      =============

Page 14               See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               SIX MONTHS
                                                                  ENDED               YEAR             YEAR              PERIOD
                                                                5/31/2010             ENDED            ENDED              ENDED
                                                               (UNAUDITED)         11/30/2009       11/30/2008        11/30/2007 (a)
                                                             _______________     _____________     _____________     _______________
Net asset value, beginning of period                          $      10.48        $     10.61       $     19.03       $     19.10(b)
                                                              ____________        ___________       ___________       ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                      0.69               1.90              1.78              0.52
Net realized and unrealized gain (loss)                              (0.86)             (0.20)            (7.99)            (0.55)
                                                              ____________        ___________       ___________       ___________
Total from investment operations                                     (0.17)              1.70             (6.21)            (0.03)
                                                              ____________        ___________       ___________       ___________
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.78)             (1.84)            (1.97)                -
Net realized gain                                                        -                  -             (0.24)                -
                                                              ____________        ___________       ___________       ___________
Total distributions                                                  (0.78)             (1.84)            (2.21)                -
                                                              ____________        ___________       ___________       ___________
Common Shares offering costs charged to paid-in capital                 -                   -                 -             (0.04)
                                                              ____________        ___________       ___________       ___________
Premiums from shares sold in at the market offering                   0.13               1.01                -                  -
                                                              ____________        ___________       ___________       ___________
Net asset value, end of period                                $       9.66        $     10.48       $     10.61       $     19.03
                                                              ============        ===========       ===========       ===========
Market value, end of period                                   $      10.23        $     12.10       $      8.03       $     17.78
                                                              ============        ===========       ===========       ===========
TOTAL RETURN BASED ON NET ASSET VALUE (d)                          (1.63)%             18.44%          (34.64)%         (0.37)%(e)
                                                              ============        ===========       ===========       ===========
TOTAL RETURN BASED ON MARKET VALUE (d)                             (9.68)%             80.51%          (47.00)%        (11.10)%
                                                              ============        ===========       ===========       ===========
___________________________________________________

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $    74,921        $    76,196       $    76,456       $   137,117
Ratio of total expenses to average net assets                        1.73%(f)           1.89%             1.31%             1.44%(f)
Ratio of net investment income to average net assets                13.09%(f)          19.31%            11.34%            13.87%(f)
Portfolio turnover rate                                               792%             2,030%            1,722%              178%
___________________________________________________

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.
(b)  Net of sales load of $0.90 per share on initial shares issued.
(c)  Based on average shares outstanding.
(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(e) In 2007, the Fund received a reimbursement from the investment sub-advisor in the amount of $3,067. This reimbursement from the sub-advisor represents less than $0.01 and had no effect on the Fund's total return.
(f)  Annualized.


                 See Notes to Financial Statements                       Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2010 (UNAUDITED)

                              1. FUND DESCRIPTION

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the value of the securities and other investments the Fund holds plus cash and other assets, including dividends accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings. There can be no assurance that the Fund's investment objectives will be achieved.


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:
The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
          o  Quoted prices for similar securities in active markets.
          o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
          o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
          o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2010 (UNAUDITED)


The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2010, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended November 30, 2009 was as follows:

Distributions paid from:
     Ordinary Income                 $13,276,526
     Long-Term Capital Gain                    -

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:
     Undistributed Ordinary Income                       $   1,557,587
     Net Unrealized Appreciation (Depreciation)               (611,944)
     Accumulated Capital and Other Losses                  (62,736,733)

D. INCOME TAXES:
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2009, the Fund elected to defer capital losses occurring between November 1, 2009 and November 30, 2009 in the amount of $344,837.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $62,391,896, with $44,083,569 and $18,308,327 expiring on November 30, 2016 and
2017, respectively.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2007, 2008 and 2009 remain open to federal and state audit. As of May 31, 2010, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

E. EXPENSES:
The Fund pays all expenses directly related to its operations.

F. ACCOUNTING PRONOUNCEMENT:
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2010 (UNAUDITED)


periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee. FTIA Holdings, LLC, an affiliate of the Advisor, holds a twenty-eight percent (28%) ownership interest in Aviance.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"), serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of PNC, serves as the Fund's Custodian in accordance with certain fee arrangements.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending on December 31, 2011, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended May 31, 2010, were $612,568,963 and $606,730,570, respectively.


                           5. AT THE MARKET OFFERING

On November 13, 2009, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares.
Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund has used the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions for the six months ended May 31, 2010 and the fiscal year ended November 30, 2009 related to offerings under the sales agreement are as follows

                                                                                            NET PROCEEDS
                                   COMMON       NET PROCEEDS       NET ASSET VALUE       RECEIVED IN EXCESS
                                 SHARES SOLD      RECEIVED          OF SHARES SOLD       OF NET ASSET VALUE
                                 ___________    ____________       _______________       __________________
  Six Months Ended 5/31/2010*      467,383       $6,004,407          $5,003,981             $1,000,426
  Year Ended 11/30/2009             29,820         $354,746           $315,479                 $39,267

* Additionally, estimated offering costs of $17,267 related to this offering for this reporting period have been expensed by the Fund and are -disclosed as "offering costs" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2010 (UNAUDITED)


                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2011, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.


                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that besides those subsequent events already disclosed there were the following subsequent events:

On July 12, 2010, the Fund declared a dividend of $0.3200 per share to Common Shareholders of record on July 23, 2010, payable July 30, 2010.

On July 14, 2010, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading that terminated and replaced the sales agreement referred to in Note 5 above and whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

_______________________________________________________________________________

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2010 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                        SUBMISSION OF MATTERS TO A VOTE

A Special Meeting of the Shareholders of the Common Shares of the Fund was held on February 18, 2010. At that meeting the shareholders approved a new Sub-Advisory Agreement between the Fund, the Advisor and Aviance. 3,634,250 (50.13%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new Sub-Advisory Agreement was 3,256,080, the number of votes against was 114,493 and the number of abstentions was 263,677. The terms of the new Sub-Advisory Agreement are substantially identical to the terms of the previous Sub-Advisory Agreement. This action was taken to continue to permit Aviance to serve as the Fund's Sub-Advisor. Prior to the meeting Aviance had been serving as the Fund's Sub-Advisor pursuant to an Interim Sub-Advisory Agreement which was approved by the Fund's Board of Trustees and was necessitated by the termination of the previous Sub-Advisory Agreement because of an assignment of that Sub-Advisory Agreement as defined in the 1940 Act resulting from a "change of control" of Aviance caused by the redistribution of certain outstanding ownership interests among its principal owners.

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 6,792,553, the number of votes against was 170,962 and the number of abstentions was 591,942. The number of votes cast in favor of Mr. Nielson was 6,791,657, the number of votes against was 171,858 and the number of abstentions was 591,942. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.


               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

      BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND
                            SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Active Dividend Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aviance Capital Management, LLC (the "Sub-Advisor"), at a meeting held on March 21-22, 2010.
The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements and, for the Sub-Advisor, under the prior sub-advisory agreement (references to the Sub-Advisory Agreement include the prior sub-advisory agreement, as appropriate). The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------


Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2009. With respect to the Sub-Advisory Agreement, the Board received a presentation from a representative of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. The Board noted that, prompted by a change in the Sub-Advisor's ownership that had terminated the prior sub-advisory agreement, shareholders had approved the new Sub-Advisory Agreement at a special meeting held on February 18, 2010. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the sub-advisory fee rate is lower than the fee rate charged by the Sub-Advisor to its other clients. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) most peer funds do not employ an advisor/sub-advisor management structure; (ii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; and (iii) many of the peer funds are larger than the Fund. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis, and had been enhanced to assess portfolio risk as well. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's market price for much of 2009 reflected a premium. Based on the information provided and the Board's ongoing review of the Fund's performance, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board noted that the Sub-Advisor did not identify any economies of scale realized in connection with providing services to the Fund and represented that the Sub-Advisor was providing sub-advisory services to the Fund at a loss. The Board considered the Advisor's representation that First Trust Portfolios L.P., an affiliate of the Advisor, had committed to provide any necessary financing for the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


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                                                                         Page 23
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Page 24
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[LOGO OMITTED]

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Inside Back Cover

                            [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
     15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the  Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Active Dividend Income Fund
             ------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date July 20, 2010
     -----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date July 20, 2010
     -----------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          -----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date July 20, 2010
     -----------------------



* Print the name and title of each signing officer under his or her signature.